UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Harvard Ave Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42887	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3rd Floor, 166 Yeongsin-ro

Yeongdengpo-gu, Seoul

07362, Republic of Korea

(Address of principal executive offices)

+82-10-8781-0823

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-tenth of one Class A ordinary share	HAVAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	HAVA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Class A ordinary share	HAVAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 25, 2026, Harvard Ave Acquisition Corporation, a Cayman Islands exempted company (“HAVA” or “Acquiror”) entered into a business combination agreement (the “Business Combination Agreement”) with OAG Pipeline Technologies Inc., a Cayman Islands exempted company (“PubCo”), OAG Merger Sub I, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub I”), OAG Merger Sub II, a Cayman Islands exempted company and a wholly-owned subsidiary of PubCo (“Merger Sub II”), and OAG International Ltd, a Cayman Islands exempted company limited by shares (the “Company” or “OAG”).

Pursuant to the Business Combination Agreement, among other things, (i) Merger Sub I will merge with and into HAVA, with HAVA as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) following the First Merger, Merger Sub II will merge with and into OAG, with  OAG as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Transactions”). Upon the consummation of the Transactions, each of HAVA and OAG will become a wholly-owned subsidiary of PubCo, and HAVA’s shareholders and OAG’s shareholders will receive ordinary shares, par value US$1.00 per share, of PubCo (“PubCo Ordinary Shares”) as consideration and become the shareholders of PubCo. The closing dates of the First Merger and the Second Merger are hereinafter referred to as the “First Closing Date” and the “Second Closing Date,” respectively. The Company expects the PubCo Ordinary Shares to be listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”) following the consummation of the Transactions.

Pursuant to the Business Combination Agreement, (i) immediately prior to the First Merger Effective Time (as defined in the Business Combination Agreement), (a) each Acquiror Unit (as defined in the Business Combination Agreement) issued and outstanding immediately prior to the First Merger Effective Time will be automatically detached and the holder thereof will be deemed to hold one Acquiror Class A Ordinary Share (as defined in the Business Combination Agreement) and one Acquiror Right (as defined in the Business Combination Agreement) in accordance with the terms of the applicable Acquiror Unit (the “Unit Separation”); (b) each Acquiror Right issued and outstanding immediately prior to the First Merger Effective Time will be automatically converted into one-tenth of an Acquiror Class A Ordinary Share (the “Acquiror Right Conversion”); (c) each Acquiror Class B Ordinary Share (as defined in the Business Combination Agreement) issued and outstanding immediately prior to the First Merger Effective Time will be automatically converted into one Acquiror Class A Ordinary Share (the “Acquiror Class B Ordinary Share Conversion”); and (d) immediately following the Unit Separation, the Acquiror Right Conversion, and the Acquiror Class B Ordinary Share Conversion, each Acquiror Class A Ordinary Share (which, for the avoidance of doubt, includes the Acquiror Class A Ordinary Shares held as a result of the Unit Separation, the Acquiror Right Conversion, and the Acquiror Class B Ordinary Share Conversion) issued and outstanding immediately prior to the First Merger Effective Time will automatically be cancelled and cease to exist in exchange for the right to receive one newly issued PubCo Ordinary Share; and (ii) at the Second Merger Effective Time (as defined in the Business Combination Agreement), each Company Exchanging Share (as defined in the Business Combination Agreement) will automatically be cancelled and converted into the right of each holder of the Company Exchanging Shares to receive, such number of newly issued PubCo Ordinary Shares, as determined in accordance with the Business Combination Agreement, based on an exchange ratio equal to the quotient of (a) $300,000,000 divided by $10.00 per share, divided by (b) the number of Company Ordinary Shares issued and outstanding immediately prior to the Second Merger Effective Time.

The total merger consideration for the Transactions is $300,000,000, based on the valuation of OAG after giving effect to the OAG Restructuring (as defined in the Business Combination Agreement).

Pursuant to the Business Combination Agreement, the Acquiror and the Company are required to use reasonable best efforts to identify sources of financing in the form of equity investments in an aggregate amount of $30,000,000 within nine months after the Second Closing (as defined in the Business Combination Agreement).

Representation and Warranties

Under the Business Combination Agreement, the Company and HAVA made representations and warranties to each other, including, but not limited to, organization, subsidiaries, due authorization, no conflicts, governmental authorizations and consents, capitalization, financial statements and internal controls, undisclosed liabilities, litigation and proceedings, legal compliance, contracts and no defaults, taxes, absence of changes, the proxy/registration statement, investment company status, and brokers’ fees; in the case of the Company, as to its benefit plans, labor relations and employees, insurance, licenses, equipment and other tangible property, real property, intellectual property, privacy and cybersecurity, environmental matters, anti-corruption compliance, anti-money laundering, sanctions and international trade compliance, vendors, government contracts, and investigation of HAVA; and in the case of HAVA, as to its SEC filings, trust account, business activities, and Nasdaq listing.

Covenants and Agreements of the Parties

The Business Combination Agreement also contains joint covenants of the parties regarding their conduct during the period between the signing of the Business Combination Agreement and the earlier of the closing of the Transactions or the termination of the Business Combination Agreement, including covenants regarding, among other things, regulatory approvals and filings, preparation of the proxy statement/registration statement, shareholder approvals, support of transaction, transaction financings, tax matters, cooperation and consultation, indemnification and insurance, public announcements, key person agreements, and the directors and officers of PubCo after the closing of the Transactions.

The Business Combination Agreement also includes certain covenants (i) provided by the Company, in connection with, among other things, the conduct of business, inspection, preparation and delivery of additional financial statements, alternative proposals, exchange listing, notice of development, no trading, shareholder litigation, employee matters, shareholder proxies, transaction documents, and transaction financings, and (ii) provided by HAVA, in connection with, among other things, the trust account proceeds and related available equity, Nasdaq listing, no solicitation, public filings, and shareholder litigation.

Conditions to Consummation of the Business Combination

Consummation of the Transactions is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Business Combination Agreement and the Transactions by HAVA’s and the Company’s shareholders.

Other conditions to each party’s obligations include, among other things: (i) the effectiveness of the proxy/registration statement, (ii) the approval of PubCo’s initial listing application with Nasdaq in connection with the Transactions, (iii) all regulatory approvals necessary to consummate the Transactions having been obtained, (iv) no governmental authority having enacted, issued, promulgated, enforced or entered any law or governmental order that is then in effect and which has the effect of making the closing of the Transactions illegal or which otherwise prevents or prohibits consummation of the closing of the Transactions, (v) all third party consents necessary to consummate the Transactions having been obtained, (vi) no Company Material Adverse Effect (as defined in the Business Combination Agreement) of any of the Company or the Acquisition Entities (as defined in the Business Combination Agreement) and no Acquiror Material Adverse Effect (as defined in the Business Combination Agreement) of HAVA, and (vii) all Transaction Documents (as defined in the Business Combination Agreement) having been executed and delivered by the other parties thereto and been in full force and effect in accordance with the terms thereof as of the closing of the Transactions, as applicable.

Additionally, the conditions to each party’s obligations for the First Closing (as defined in the Business Combination Agreement) include, among other things, (i) the Acquiror Fundamental Representations (as defined in the Business Combination Agreement) and certain other of the Acquiror’s representations and warranties being true and correct in all respects at and as of the First Closing Date, (ii) the Company Fundamental Representations (as defined in the Business Combination Agreement) and certain other of the Company’s representations and warranties being true and correct in all material respects at and as of the First Closing Date, (iii) each of the covenants of HAVA, the Company and the Acquisition Entities to be performed as of or prior to the First Closing having been performed in all material respects, (iv) each of the Company and the Acquisition Entities having delivered to HAVA good standing certificates or similar documents for the relevant Acquisition Entities in its jurisdiction of incorporation or organization, (v) HAVA having delivered to the Company and the Acquisition Entities a good standing certificate of HAVA, (vi) each of the Company and the Acquisition Entities having delivered to HAVA a certificate signed by an authorized director or officer of each of the Company and the Acquisition Entities certifying that certain conditions for the First Closing specified in the Business Combination Agreement have been fulfilled, (vii) HAVA having delivered to PubCo a certificate signed by an authorized director or officer of HAVA certifying that certain conditions for the First Closing specified in the Business Combination Agreement have been fulfilled, and (viii) the available cash in the trust account (net of redemptions), plus the proceeds received or unconditionally committed by PubCo pursuant to any transaction financing, less the Acquiror and Company Transaction Expenses equal or greater than $10,000,000.

The conditions to each party’s obligations for the Second Closing, include, among other things, (i) the Company Fundamental Representations (as defined in the Business Combination Agreement) and certain other of the Company’s representations and warranties being true and correct in all respects at and as of the Second Closing Date, (ii) each of the covenants of the Company and the Acquisition Entities to be performed as of or prior to the Second Closing having been performed in all material respects, and (iii) the First Closing having occurred.

Termination

The Business Combination Agreement may be terminated by mutual written consent of the Company and HAVA and under certain circumstances, including, among other things, (i) by written notice from either the Company or HAVA to the other if any governmental authority has enacted, issued, promulgated, enforced or entered any law  or governmental order that is then in effect and which has the effect of making the First Closing or Second Closing illegal or which otherwise prevents or prohibits consummation of the Transactions, other than any such restraint that is immaterial, (ii) by written notice to HAVA from the Company if the Acquiror Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained by reason of the failure to obtain the required vote at the Acquiror Shareholders’ Meeting (as defined in the Business Combination Agreement), (iii) by written notice to the Company from HAVA if there is any breach of any representation, warranty, covenant or agreement on the part of the Company, PubCo, Merger Sub I or Merger Sub II set forth in the Business Combination Agreement, except that, if such breach is curable by the Company, PubCo, Merger Sub I or Merger Sub II, as applicable, through the exercise of its reasonable best efforts within a certain period, (iv) by written notice from either the Company or HAVA to the other if the closing of the First Merger has not occurred on or before the last date required by the Acquiror Charter (as defined in the Business Combination Agreement) for HAVA to consummate a business combination, (v) by written notice to the Company from HAVA if the closing of the Second Merger has not occurred by the third business day following the closing of the First Merger, (vi) by written notice to the Company from HAVA if the Company Shareholder Approval (as defined in the Business Combination Agreement) has not been obtained by reason of the failure to obtain the required vote at the Company Shareholders’ Meeting (as defined in the Business Combination Agreement), or (vii) by written notice to HAVA from the Company if there is any breach of any representation, warranty, covenant or agreement on the part of HAVA set forth in the Business Combination Agreement, except that, if such breach is curable by HAVA through the exercise of its reasonable best efforts within a certain period.

In the event of the termination of the Business Combination Agreement, the Business Combination Agreement will forthwith become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors or shareholders, other than any liability of the Company, PubCo, HAVA, Merger Sub I or Merger Sub II, as the case may be, for any willful and material breach of the Business Combination Agreement occurring prior to the termination.

Governing Law and Dispute Resolution

The Business Combination Agreement, and all claims or causes of action based upon, arising out of, or related to it or the transactions contemplated thereby, is governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Business Combination Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits. Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Company Shareholder Support Agreement

In connection with the execution of the Business Combination Agreement, on September 25, 2026, PubCo, the Company, HAVA, and certain shareholders of the Company (the “Requisite Shareholders”), entered into a Company Shareholder Support Agreement (the “Company Shareholder Support Agreement”), pursuant to which the Requisite Shareholders agreed to, among other things, (i) not to transfer any Subject Shares (as defined in the Company Shareholder Support Agreement) until the Expiration Time (as defined in the Company Shareholder Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Transactions, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Transactions with HAVA.

A copy of the Company Shareholder Support Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Company Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Shareholder Support Agreement.

Sponsors Support Agreement

In connection with the execution of the Business Combination Agreement, on September 25, 2026, PubCo, the Company, HAVA, Copley Square LLC (“Copley”), a Cayman Islands limited liability company, and Northlake Partner Ltd. (“Northlake,” and together with Copley, the “Sponsors”), a British Virgin Islands business company, entered into a Sponsors Support Agreement (the “Sponsors Support Agreement”), pursuant to which the Sponsors agreed to, among other things, (i) not to transfer any Subject Shares (as defined in the Sponsors Support Agreement) until the Expiration Time (as defined in the Sponsors Support Agreement), (ii) to vote all the Subject Shares in favor of proposals in connection with the Transactions, and (iii) to vote all the Subject Shares against the proposals in connection with other alternative business combinations other than the Transactions with the Company.

A copy of the Sponsors Support Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Sponsors Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsors Support Agreement.

Form of Registration Rights Agreement

The Business Combination Agreement contemplates that, prior to the First Merger Effective Time, PubCo and certain other parties thereto will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which PubCo will, among other things, be obligated to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale of certain securities of PubCo held by the Holders (as defined in the Registration Rights Agreement) following the closing of the Transactions. The Registration Rights Agreement will also provide the Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

A copy of the form of Registration Rights Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights Agreement.

Form of Lock-Up Agreement

In connection with the Transactions, prior to the First Merger Effective Time, the Sponsors, certain shareholders of OAG and PubCo will enter into a Lock-Up Agreement (the “Lock-Up Agreement”), pursuant to which, the Sponsors and such  shareholders of OAG will irrevocably agree not to sell or transfer any Lock-Up Shares (as defined in the Lock-Up Agreement) or engage in any short sales with respect to any securities of PubCo during the Lock-Up Period (as defined in the Lock-Up Agreement), subject to early release (i) if the last sale price of PubCo Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period 150 days after the Second Closing Date, or (ii) if there is a Change of Control (as defined in the Lock-Up Agreement).

A copy of the form of the Lock-Up Agreement is filed with this Report as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Lock-Up Agreement.

The Business Combination Agreement and other agreements described above have been included to provide information regarding their respective terms. They are not intended to provide any other factual information about the parties thereto. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more disclosure schedules prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about the parties thereto at the time they were made or otherwise and should only be read in conjunction with other information made publicly available in reports, statements and other documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement.

Item 7.01 Regulation FD Disclosure.

On September 28, 2026, HAVA and the Company issued a joint press release announcing the execution of the Business Combination Agreement and the proposed Transactions, a copy of which is furnished as Exhibit 99.1 to this Report and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. This Report should not be deemed an admission as to the materiality of any information contained in the press release. HAVA and the Company do not undertake any obligation to update the press release.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of PubCo, the cash position of PubCo following the consummation of the Transactions, the ability of HAVA and the Company to consummate the proposed Transactions and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from those expressed or implied by the forward-looking statements. Accordingly, undue reliance should not be placed upon such forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors described in the section entitled “Risk Factors” in HAVA’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 26, 2026 (the “Form 10-K”), HAVA’s final prospectus dated October 22, 2025 filed with the SEC (the “Final Prospectus”) related to HAVA’s initial public offering, and in other documents filed by HAVA with the SEC from time to time. Important factors that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements include: HAVA’s or the Company’s limited operating history; the ability of HAVA or PubCo to identify and integrate acquisitions; the ability of PubCo to execute its business plan, general economic and market conditions impacting demand for the products and services of the Company; the inability to complete any transaction financing or the Transactions; the inability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, the amount of cash available following any redemptions by HAVA’s shareholders; the ability to operate as a public company and to meet Nasdaq’s listing standards following the consummation of the Transactions; costs related to the Transactions; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and the proxy statement/prospectus to be filed with the SEC relating to the Transactions. Other factors include the possibility that the Transactions do not close, including due to the failure to receive required security holder approvals or the failure to satisfy other closing conditions under the Business Combination Agreement.

HAVA, the Company, and PubCo each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of HAVA, the Company or PubCo with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Transactions, PubCo intends to file with the SEC a registration statement on Form F-4, which will include a preliminary proxy statement of HAVA containing information about the Transactions and the respective businesses of the Company and HAVA, as well as the prospectus relating to PubCo’s securities to be issued to in connection with the Transactions. After the registration statement is declared effective, HAVA will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov.

Participants in the Solicitation

HAVA, the Company, PubCo and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from HAVA’s shareholders with respect to the Transactions. Information regarding HAVA’s directors and executive officers is available in HAVA’s filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement dated September 25, 2026.
10.1*	Company Shareholder Support Agreement dated September 25, 2026.
10.2*	Sponsors Support Agreement dated September 25, 2026.
10.3	Form of Registration Rights Agreement.
10.4	Form of Lock-Up Agreement.
99.1	Press Release dated September 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvard Ave Acquisition Corporation

	By:	/s/ Sung Hyuk Lee
	Name:	Sung Hyuk Lee
	Title:	Chief Executive Officer

Date: September 29, 2026